LOAN PAYABLE	6 Months Ended
Sep. 30, 2025
Debt Disclosure [Abstract]
LOAN PAYABLE

NOTE 8. LOAN PAYABLE

On October 5, 2023, the Company borrowed a 10-years term loan of $475,434 (HK$3,697,002) as working capital at an annual interest rate of Hong Kong Prime Lending Rate minus 2.25% per annum under the loan agreement with HSBC (Hong Kong) signed on October 13, 2023. Repayments are to be made on a monthly basis throughout the term of the loan. The loan was under the SME Financing Guarantee Scheme (“Scheme”), the Scheme was launched on January 1, 2011 by The Hong Kong Mortgage Corporation Limited (“HKMC”), to ease the cash flow problems of Enterprises adversely affected by the outbreak of COVID-19, a Special 100% Loan Guarantee would be introduced under the Scheme. The loans under the Special 100% Loan Guarantee are fully guaranteed by the Hong Kong Government at a concessionary low-interest rate.

On January 2, 2025, due to a general decline in the market lending rate, the applicable annual interest rate was automatically adjusted by the lender from 3.125% to 3.000% pursuant to the original loan agreement. As of September 30, 2025, a principal payment of $15,000 had been made, reducing the outstanding loan balance to $473,566.

Bank borrowings are as follows as of September 30, 2025 and March 31, 2025:

	Interest rate	September 30, 2025	March 31, 2025
HSBC (Hong Kong) – 100% Guarantee Loan	3.00%	$473,566	$473,566

Less: current portion of long-term bank borrowings		(2,664)	(378)
Non-current portion of long-term bank borrowings		$470,902	$473,188

Interest expense pertaining to the above bank borrowings for the six months ended September 30, 2025 and March 31, 2025 amounted to $7,076 and $8,582, respectively.

Maturities of the bank borrowings were as follows:

As of
September 30, 2025
2026	10,739
2027	46,963
Thereafter	415,864
Total bank borrowings repayments	$473,566

As of the date of this filing, the principal amount of the bank borrowings as of September 30, 2025 has not been repaid yet.